UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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Uranium Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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URANIUM RESOURCES, INC.

650 S. EDMONDS, SUITE 108

LEWISVILLE, TEXAS 75067

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY [   ], 2005

To the Stockholders of  URANIUM RESOURCES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Uranium Resources, Inc., a Delaware corporation (the “Company”), will be held at 303 East 17th Avenue, Suite 1100, Denver, Colorado 80203 on Thursday, May 19, 2005, at 9:00 a.m., local time, for the following purposes:

1.                                       To elect three (3) directors of the Company to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified;

2.                                       To consider and vote upon a proposal to amend the Company’s Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of the Company’s Common Stock, $.001 par value per share, eligible for issuance under the Plan from 4,000,000 shares to 12,000,000 shares (on a pre reverse stock split basis);

3.                                       To consider and act upon a proposal to approve the Company’s 2004 Stock Incentive Plan authorizing the grant of options to purchase 7,000,000 shares of the Company’s Common Stock (on a pre reverse stock split basis);

4.                                     To approve an Amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split, at a ratio to be determined by the Board of Directors within a range from one-for-2 to one-for-7, depending upon a determination by the board of directors that such a reverse stock split is in the best interests of the Company and its stockholders, and authorizing the Company’s board of directors to file one such amendment;

5.                                       To consider and vote upon a proposal to ratify the selection of Hein & Associates, LLP, independent accountants, as independent auditors for the Company for the fiscal year ending December 31, 2005; and

6.                                       To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 8, 2005, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.  THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON, SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.  PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

/s/ Thomas H. Ehrlich
Thomas H. Ehrlich, Secretary

Lewisville, Texas
April , 2005

URANIUM RESOURCES, INC.

650 S. EDMONDS, SUITE 108

LEWISVILLE, TEXAS 75067

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY [   ], 2005

This Proxy Statement is furnished to stockholders of Uranium Resources, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 303 East 17th Avenue, Suite 1100, Denver, Colorado 80203 on Thursday, May 19, 2005, at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  The approximate date on which this Proxy Statement and the enclosed Proxy will first be sent to stockholders is April     , 2005.

ACTION TO BE TAKEN AT THE MEETING

Shares represented by a properly executed proxy, unless the stockholder otherwise instructs in the Proxy, will be voted (a) for the election of the three individuals named under the caption Election of Directors as directors of the Company; (b) for the amendment to the Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of Common Stock issuable thereunder to 12,000,000 (on a pre reverse stock split basis); (c) for the adoption of the 2004 Stock Incentive Plan authorizing the grant of options to purchase 7,000,000 shares of the Company’s Common Stock (on a pre reverse stock split basis); (d) for the amendment to the Restated Certificate of Incorporation to effect a reverse stock split, at a ratio to be determined by the board of Directors in their discretion within a range from one-for-2 to one-for-7, to reduce the aggregate number of shares of Common Stock outstanding; (e) for the ratification of the selection of Hein & Associates, LLP, independent accountants, as independent auditors of the Company for the fiscal year ending December 31, 2005; and (f) at the discretion of the proxy holders on any other matter or business that may be properly presented at the Meeting or any adjournment thereof.  Where a stockholder properly executes a proxy and gives instructions on how his shares are to be voted, the shares will be voted in accordance with those instructions.

A proxy may be revoked at any time by a stockholder before it is exercised by giving written notice to the Secretary of the Company, or by signing and delivering a proxy which is dated later, or, if the stockholder attends the Meeting in person, by either notice of revocation to the inspectors of election at the Meeting or by voting at the Meeting.

The only matters that management intends to present at the Meeting are the five matters referenced in subparagraphs (a), (b), (c), (d) and (e) above.  If any other matter or business is properly presented at the Meeting, the proxy holders will vote upon it in accordance with their best judgment.

OUTSTANDING VOTING SECURITIES

REQUISITE VOTE

The record date for the Meeting is April 8, 2005.  Only stockholders of record at the close of business on that date will be entitled to vote at the Meeting.  At the close of business on that date, there were issued and outstanding 134,732,263 shares of the Company’s Common Stock entitled to one vote per share.  In the election of directors, cumulative voting is not allowed.  One third of the outstanding Common Stock, present in person or by Proxy and entitled to vote, will constitute a quorum for the transaction of business at the Meeting.

Under Delaware law and the Company’s Bylaws, if a quorum is present at the Meeting: (i) to be elected a director, each nominee must receive a plurality of the votes of the shares present in person or by Proxy at the Meeting and entitled to vote on the matter, (ii) the amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split requires the affirmative vote of a majority of shares outstanding and (iii) the affirmative vote of the majority of shares present in person or by Proxy at the Meeting and entitled to vote on the matter is required to (a) amend the Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of Common Stock issuable thereunder to 12,000,000 (on a pre-reverse Stock Split basis); (b) adopt and approve the 2004 Stock Incentive Plan authorizing the grant of options to purchase 7,000,000 shares of the Company’s Common Stock (on a pre-reverse stock split basis); (c) ratify the selection of Hein & Associates, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2005, and (d) approve any other matter submitted to a vote of stockholders at the Meeting.

In the election of directors, any action other than a vote for a nominee will have the practical effect of voting against the nominee.  Abstention from voting on any matter presented at the Meeting will have the practical effect of voting against any such matter since it is one less vote for approval.  Broker non-votes on any matter will not be considered “shares present” for voting purposes.  “Broker non-votes” include shares for which a bank, broker or other nominee (i.e., record) holder has not received voting instructions from the beneficial owner and for which the nominee holder does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are record owners of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters. The proposals to be voted upon at the annual meeting include both routine matters, such as the election of directors and the ratification of independent auditors, and non-routine matters, such as the approval of the amendment of the Amended and Restated 1995 Stock Incentive Plan, the adoption of the 2004 Stock Incentive Plan, and the amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split, at a ratio to be determined by the Board of Directors within a range from one-for-2 to one-for-7, to reduce the aggregate number of shares of Common Stock outstanding.

SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following tables set forth, as of March 31, 2005, information regarding persons known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock. Shown separately in the second table below is information regarding the beneficial ownership of our Common Stock by (i) each director, (ii) each of the executive officers, and (iii) all directors and executive officers as a group.

Principal Stockholders

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Zesiger Capital Group, LLC 320 Park Avenue, 30th Floor New York, NY 10022	44,188,153	(3)	32.8%

Rudolf J. Mueller c/o The Winchester Group, Inc. 153 East 53rd Street, Suite 5101 New York, NY 10022	12,087,328	(4)	9.0%

William D. Witter One Citicorp Center 153 East 53rd Street New York, NY 10022	13,955,179		10.4%

(1)  Each person has sole voting and investment power with respect to the shares listed, unless otherwise indicated. Beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power.

(2)  The shares owned by each person, and the shares included in the total number of shares outstanding, have been adjusted, and the percentages owned have been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. Shares subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)  Includes 44,188,153 shares as to which Zesiger Capital Group, LLC ("ZCG") holds dispositive power and 23,345,468 shares as to which they hold voting power for shares that are owned by their investment advisory clients. ZCG disclaims beneficial ownership of all of these shares.

(4)  Includes (i) 78,300 shares owned by members of Mr. Mueller's family in which Mr. Mueller shares voting and dispositive power.  Mr. Mueller disclaims beneficial ownership of such shares.

Directors and Executive Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Paul K. Willmott	4,150,746	(3)	2.9%
Leland O. Erdahl	653,003	(4)	0.5%
George R. Ireland	656,923	(5)	0.5%
Richard A. Van Horn	1,475,953	(6)	1.0%
Mark S. Pelizza	1,088,601	(7)	0.8%
Thomas H. Ehrlich	1,295,039	(8)	0.9%
Craig S. Bartels	526,406	(9)	0.4%
All executive officers and directors As a group (7 persons)	9,846,671	(10)	6.7%

(1)  Each person has sole voting and investment power with respect to the shares listed, unless otherwise indicated. Beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power.

(2)  The shares owned by each person, and the shares included in the total number of shares outstanding, have been adjusted, and the percentages owned have been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. Shares subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)  Includes 3,592,918 shares that may be obtained by Mr. Willmott through the exercise of stock options and deferred compensation plans that are currently exercisable or will become exercisable within 60 days. Does not include 1,853,984 shares that may be obtained by Mr. Willmott through the exercise of stock options exercisable more than 60 days from the date hereof.

(4)  Includes 143,450 shares that may be obtained by Mr. Erdahl through the exercise of stock options and deferred compensation plans that are currently exercisable or will become exercisable within 60 days. Does not include 300,800 shares that may be obtained by Mr. Erdahl through the exercise of stock options exercisable more than 60 days from the date hereof.

(5)  Includes 586,200 shares that may be obtained by Mr. Ireland through the exercise of stock options and deferred compensation plans that are currently exercisable or will become exercisable within 60 days. Does not include 300,800 shares that may be obtained by Mr. Ireland through the exercise of stock options exercisable more than 60 days from the date hereof.

(6)  Includes 1,422,620 shares that may be obtained by Mr. Van Horn through the exercise of stock options and deferred compensation plans that are currently exercisable or will become exercisable within 60 days. Does not include 1,241,380 shares that may be obtained by Mr. Van Horn through the exercise of stock options exercisable more than 60 days from the date hereof.

(7)  Includes 817,080 shares that may be obtained by Mr. Pelizza through the exercise of stock options that are currently exercisable or will become exercisable within 60 days. Does not include 1,241,380 shares that may be obtained by Mr. Pelizza through the exercise of stock options exercisable more than 60 days from the date hereof.

(8)  Includes 1,262,639 shares that may be obtained by Mr. Ehrlich through the exercise of stock options and deferred compensation plans that are currently exercisable or will become exercisable within 60 days. Does not include 1,241,380 shares that may be obtained by Mr. Ehrlich through the exercise of stock options exercisable more than 60 days from the date hereof.

(9)  Includes 500,000 shares that may be obtained by Mr. Bartels through the exercise of stock options that are currently exercisable or will become exercisable within 60 days. Does not include 1,500,000 shares that may be obtained by Mr. Bartels through the exercise of stock options exercisable more than 60 days from the date hereof.

(10)  Includes 8,324,907 shares that may be obtained through the exercise of stock options and deferred compensation plans that are currently exercisable or will become exercisable within 60 days. Does not include 7,679,724 shares that may be obtained through the exercise of stock options exercisable more than 60 days from the date hereof.

ELECTION OF DIRECTORS

(Proposal 1 on Proxy Card)

Under the Company’s Bylaws and pursuant to a resolution of the Board of Directors, the Board of Directors has fixed the size of the Board at three.  Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  The Company’s Board of Directors is not divided into classes; therefore, all three directors are to be elected at the Meeting.

Unless authority is withheld, it is intended that the shares represented by a properly executed Proxy will be voted for the election of all of the nominees (Paul K. Willmott, Leland O. Erdahl and George R. Ireland) as directors.  The nominees are currently all the members of the Company’s Board of Directors.  If these nominees are unable to serve for any reason, such Proxy will be voted for such persons as shall be designated by the Board of Directors to replace such nominees.  The Board of Directors has no reason to expect that these nominees will be unable to serve.

The following table sets forth certain information concerning the individuals nominated for election as directors of the Company:

Name	Age	Positions and Offices with the Company

Paul K. Willmott	65	Chairman, Chief Executive Officer, President and Director

Leland O. Erdahl	76	Director

George R. Ireland	48	Director

Paul K. Willmott has served as a director since August 1994, as President since February 1995 and as Chairman of the Board and Chief Executive Officer since July 31, 1995. Mr. Willmott served as our Chief Financial Officer from April 12, 1995 to September 25, 1995. Mr. Willmott retired from Union Carbide Corporation (“Union Carbide”) where he was involved for 25 years in the finance and operation of Union Carbide’s world-wide mining and metals business. Most recently, Mr. Willmott was President of UMETCO Minerals Corporation, a wholly owned subsidiary of Union Carbide, from 1987 to 1991, where he was responsible for Union Carbide’s uranium and vanadium businesses. From January 1993 until February 1995, Mr. Willmott was engaged by the Concord Mining Unit as a senior vice president where he was primarily involved in the acquisition of UMETCO Minerals Corporation’s uranium and vanadium operating assets. Mr.  Willmott graduated from Michigan Technological University with a Bachelor of Science degree in Mining in 1964 and a Bachelor of Science Degree in Engineering Administration in 1967. He has been an active member of the American Institute of Mining Engineers, the Canadian Institute of Mining Engineers and a number of state professional organizations.

Leland O. Erdahl has served as a director since July 11, 1994. From 1986 to 1991, Mr. Erdahl served as President and Chief Executive Officer for Stolar, Inc., a high-tech company involved in the radio wave imaging of geologic media and underground radio transmission for voice and data. He was President and CEO of Albuquerque Uranium Corporation, a uranium mining company, from 1987 to 1991 and served as Vice President of AMAX Gold in 1997 and 1998. From January 2001 to September 14, 2001 Mr.  Erdahl served as President of Nord Pacific Limited, a mining company with gold and copper interests in Australia and Papau, New Guinea. He is a Certified Public Accountant and is a graduate from the College of Santa Fe. He is currently a director of Canyon Resources Corporation (a mining company whose primary business is the discovery and production of precious metals). Mr. Erdahl also serves on the compensation committee of Canyon Resources Corporation and is Chairman of its Audit Committee.

George R. Ireland has served as a director since May 25, 1995. Mr. Ireland is a General Partner in Ring Partners, LLC, a private investment partnership. From February 1991 to February 2000, Mr. Ireland was a financial analyst for and a partner in Knott Partners L.P., a private investment partnership. Mr. Ireland specialized in investing in securities of natural resource and other basic industrial companies, both domestically and abroad. From 1987 to 1991, he was a Vice President of Fulcrum Management, Inc., (a natural resource venture capital management company) which was the manager of the VenturesTrident Limited Partnerships, (venture capital funds dedicated to investing in the mining industry), and Senior Vice President and Chief Financial Officer of MinVen Gold Corporation, a company in which the VenturesTrident funds had a significant investment. Mr. Ireland graduated from the University of Michigan with degrees in Geology and Resource Economics. He also attended the Graduate School of Business Administration of New York University. Mr. Ireland is a director of Merrill & Ring, Inc., a private land and timber holding company in the state of Washington. Mr. Ireland acted as a consultant to Ryback Management Corporation (a registered investment adviser) and performed due diligence on us in connection with Ryback’s loan of $6 million to us on behalf of members of the Lindner Group in 1995. Mr.  Ireland is not otherwise affiliated with the Lindner Group or Ryback.

Arrangements Regarding Election of Directors

There are no arrangements regarding the election of directors.

Other Executive Officers

The executive officers serve at the discretion of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the Annual Meeting of the Stockholders. The officers hold office until their successors are appointed by the Board of Directors.   All officers are employed on a full-time basis. There is no family relationship between any director and executive officer.

The following table sets forth certain information concerning executive officers that are not also directors:

Name	Age	Positions and Offices

Richard A. Van Horn	58	Senior Vice President—Operations

Thomas H. Ehrlich	45	Vice President, Chief Financial Officer, Secretary and Treasurer

Mark S. Pelizza	52	Vice President—Health, Safety and Environmental Affairs

Craig S. Bartels	56	Senior Vice President —Technology and New Project Development and President, Hydro Resources, Inc.

The following sets forth certain information concerning the business experience of the foregoing executive officers during the past five years.

Richard A. Van Horn joined us in March 1997 and assumed the position of Senior Vice President of Operations on April 1, 1997. Previously, he spent three years with Energy Fuels Nuclear, Inc. as General Manager—Colorado Plateau Operations with responsibility for the daily management of and planning for Energy Fuels Nuclear, Inc. mining activities on the Colorado Plateau. Before his work at Energy Fuels Nuclear, Inc., Mr. Van Horn spent eighteen years with Union Carbide Corporation where he was involved with the finance and operation of that company’s worldwide mining and metals business. From 1990 to 1994, Mr. Van Horn was Director of Operations of UMETCO Minerals Corporation, a wholly owned subsidiary of Union Carbide Corporation, responsible for all operating aspects of UMETCO’s uranium and vanadium business on the Colorado Plateau prior to its sale to Energy Fuels Nuclear, Inc. Mr. Van Horn graduated from the Colorado School of Mines with a Engineer of Mines degree in mining in 1973.

Thomas H. Ehrlich, a certified public accountant, rejoined us in September 1995 as Vice President and Chief Financial Officer and was appointed Secretary and Treasurer in December 1995. Immediately before that, Mr. Ehrlich spent nine months as a Division Controller with Affiliated Computer Services, Inc., an information technology services provider in Dallas, Texas. Mr. Ehrlich originally joined us in November 1987 as Controller—Public Reporting and was promoted to Controller and Chief Accounting Officer in February 1990. In February 1993, Mr. Ehrlich assumed the additional duties of Vice President and Secretary. Before joining us, he spent four years with Deloitte Haskins & Sells and worked primarily with clients that were publicly held companies. Prior to his work at Deloitte Haskins & Sells, he spent three years in various accounting duties at Enserch Exploration, Inc., an oil and gas company in Dallas, Texas. Mr. Ehrlich received his B.S. B.A. degree in Accounting from Bryant College in 1981.

Mark S. Pelizza has served as our Environmental Manager since 1980, and as such, he has been responsible for all environmental regulatory activities. In February 1996, he was appointed Vice President—Health, Safety and Environmental Affairs. In November 1999, he was appointed President and a Director of Hydro Resources, Inc., a wholly owned subsidiary. Before joining us, he was employed for two years by Union Carbide as an Environmental Planning Engineer at Union Carbide’s Palangana solution mining plant in South Texas. Mr. Pelizza received a M.S. degree in Engineering Geology from Colorado School of Mines in 1978 and a B.S. degree in Geology from Fort Lewis College in 1974.

Craig S. Bartels, a Licensed Professional Engineer and a Licensed Professional Geoscientist, rejoined the Company as Senior Vice President—Technology and New Project Development, and President of Hydro Resources, Inc., a wholly owned subsidiary of the Company in December 2004.  He was previously an officer of HRI from July 1996 until September 1999, when he started a consulting company specializing in ISL technology, hydrology and geochemistry.  Among his projects as a consultant, he helped with design and startup of the Beverley ISL project in Australia, evaluated an Arizona copper ISL project for a Canadian firm, and began an upgrade of his commercial groundwater model.  From January 1995 to July 1996, he was Manager of Wellfield Operations for Crow Butte Resources, Inc., a uranium ISL mining company.  Mr. Bartels originally joined the Company in early 1981 and held varied positions with the Company as Reservoir Engineer, Plant Manager, and Manager of Wellfield Operations through October 1994.  Earlier, he was with Union Carbide, eventually becoming Technical and Plant Superintendent for their solution mining operation.  Mr. Bartels also spent six years with Natural Gas Pipeline Company of America, a major gas transmission company, as drilling and reservoir engineer for their gas storage operations.  Mr. Bartels received a B.S. Degree in Petroleum Engineering from Montana School of Mines in 1972.

Code of Ethics for Senior Financial Officers

In March 2004, we adopted a Code of Ethics for Senior Financial Officers including the Company’s chief executive officer, chief financial officer, controller, treasurer, and chief internal auditor, if any (“Code of Ethics”). A copy of the Code of ethics will be furnished without charge upon request to our Vice President and Chief Financial Officer at the Company’s principal executive offices.

Board and Committees of the Board; Meetings

The Company has three standing committees of the Board of Directors.  Leland O. Erdahl and George R. Ireland are the current members of the Audit, the Employees’ Stock Option and Compensation Committees.  The Audit Committee’s principal functions are to meet with the Company’s independent auditors to review the financial statements contained in the Annual Report, to review the Company’s systems of internal controls and to report to the Board of Directors thereon.  The Employees’ Stock Option Committee’s principal function is the administration of the employees’ stock option plans of the Company.  The Compensation Committee’s function is to determine the compensation of executive officers and to set guidelines for compensation for the employees of the Company.

The Company’s Board of Directors has reviewed the qualifications of those serving on our audit committee and have determined that we have at least one audit committee financial expert serving on our audit committee. Mr. Leland O. Erdahl has been designated as our audit committee financial expert. Mr. Erdahl serves as chairman of the audit committee and is independent of the management of the Company. Mr. Erdahl is a certified public accountant and has served on audit committees of other public companies as a member and, in several cases, as chairman.  The Board of Directors has adopted a written charter for the Audit Committee.

The Board of Directors held nine formal meetings through both direct meetings and telephonic meetings during the year ended December 31, 2004.  Each director attended each of the meetings.  The Company’s officers have made a practice of keeping directors informed of corporate activities by personal meetings and telephone discussions.

During 2004, the Audit Committee held two formal meetings, the Employees’ Stock Option Committee held two formal meetings, and the Compensation Committee held three formal meetings.  The Audit Committee met in March 2005 with the Company’s auditors to review the 2004 fiscal year audit.

At present, the Company has no nominating, executive or similar committees.  Management does not believe that a nominating committee is necessary given that the size of the Board is small.

Report of the Audit Committee.

Each member of the Audit Committee is an independent director as determined by our Board of Directors.

The committee reviews the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for establishing and maintaining adequate internal financial controllership, for preparing the financial  statements and for the public reporting process.  Hein & Associates LLP, our company’s  independent auditor for 2004, is responsible for expressing opinions on the  conformity of the company’s audited financial statements with generally accepted accounting principles and on management’s assessment of the  effectiveness of the company’s internal control over financial reporting. In addition, Hein & Associates LLP will express its own opinion on the effectiveness of the  company’s internal control over financial reporting.

In this context, the committee reviewed and discussed with management and Hein & Associates LLP the audited financial statements for the year ended December 31, 2004, management’s assessment of the effectiveness of the company’s internal control over financial reporting and Hein & Associates LLP’s evaluation of the company’s internal control over financial reporting. The committee has discussed with Hein & Associates LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as may be modified or  supplemented. Hein & Associates LLP has provided to the committee the written disclosures and  the letter required by Independence Standards Board Standard No. 1  (Independence Discussions with Audit Committees), as may be modified or  supplemented, and the committee discussed with Hein & Associates LLP that firm’s independence.  The committee also concluded that Hein & Associates LLP’s provision of audit and non-audit  services to the Company and its affiliates is compatible with Hein & Associates LLP’s independence.

Based on the considerations referred to above, the committee recommended to our  Board of Directors that the audited financial statements for the year ended  December 31, 2004 be included in our Annual Report on Form 10-K for 2004 and  selected Hein & Associates LLP as the independent auditor for the Company for 2005. This report  is provided by the following independent directors, who constitute the  committee:

Leland O. Erdahl (Chairman)

George R. Ireland

Process for Stockholders to send Communications to the Board.

The Board has not adopted any policy regarding the communication by stockholders with the Board.  Any stockholder desiring to communicate with one or more Board Members should contact Thomas H. Ehrlich, Vice President, Chief Financial Officer, Secretary and Treasurer of the Company at 972-219-3330 and he will arrange the communication.

Section 16 Reporting.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc.  Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) filings.

Directors and officers of the Company have inadvertently failed to file Forms 4s with respect to the receipt of certain options to acquire shares of Common Stock during 2004 arising from their participation in our Deferred Compensation Plan for 2004.  These matters will be reported on Form 5 in the near future.  Additionally, Mr. Bartels joined the Company in December, 2004, and a Form 3 was not filed disclosing his required information.  This matter will be filed on Form 3 in the near future.

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EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for the years ended December 31, 2004, 2003 and 2002 paid to our Chief Executive Officer and certain other executive officers.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options	All Other Compensation(2)
		($)	($)	($)	(#)	($)

Paul K. Willmott(3)
Chairman, President	2004	$202,725	$0	$1,045	2,250,000	$1,116
and Chief Executive	2003	$114,552	$0	$366	—	$620
Officer	2002	$199,092	$0	$9,425	—	$1,104

Richard A. Van Horn(4)	2004	$137,950	$0	$217	1,500,000	$1,134
Senior Vice	2003	$134,799	$0	$50	—	$1,092
President—Operations	2002	$135,306	$0	$1,447	—	$1,122

Mark S. Pelizza
Vice President—	2004	$109,108	$0	$3,325	1,500,000	$1,090
Health, Safety and	2003	$68,902	$0	$2,635	—	$498
Environmental Affairs	2002	$105,340	$0	$6,849	—	$1,078

Thomas H. Ehrlich(5)	2004	$106,780	$0	$217	1,500,000	$908
Vice President and	2003	$56,303	$0	$1,321	—	$490
Chief Financial Officer	2002	$105,237	$0	$3,909	—	$911

(1)  Represents amount paid for out-of-pocket medical and dental expenses under the Company's Supplemental Health Care Plan.

(2)  Represents contributions made by the Company under the Company's 401(k) Profit Sharing Plan (see "401(k) Profit Sharing Plan" below).

(3)  Salary for 2004,  2003, and 2002 includes $90,000, $51,900 and  $90,000, respectively which was deferred under the 2004, 2003 and 2002 Deferred Compensation Plans.

(4)  Salary for 2004, 2003 and 2002 includes $20,800 that was deferred under the Company's 2004, 2003 and 2002 Deferred Compensation Plans.

(5)  Salary for 2004, 2003 and 2002 includes $15,938, $7,200 and $16,250, respectively which was deferred under the Company's 2004, 2003 and 2002 Deferred Compensation Plans.

Supplemental Health Care Plan

The Company has adopted a health care plan (the “Supplemental Plan”) for the officers and certain of the employees who are also stockholders, which supplements the standard health care plan available to all eligible employees (the “Standard Plan”). The Supplemental Plan pays directly to the participant 80% of all out-of-pocket medical and dental expenses not covered under the Standard Plan, including deductibles and co-insurance amounts. Additionally, the Supplemental Plan provides to each participant $100,000 of accidental death and dismemberment insurance protection and a world wide medical assistance benefit. Each participant in the Supplemental Plan will receive a maximum annual benefit of $100,000. The Company pays an annual premium under the Supplemental Plan equal to $250 per participant plus 10% of claims paid. There are currently five officers and employees covered by the Supplemental Plan.

401(k) Profit Sharing Plan

The Company maintains a defined contribution profit sharing plan for employees (the “401(k)”) that is administered by a committee of trustees appointed by us. All Company employees are eligible to participate upon the completion of six months of employment, subject to minimum age requirements. Each year we make a contribution to the 401(k) without regard to current or accumulated net profits (as defined) of the Company. Our contributions are allocated to participants in amounts equal to 25% (or a higher percentage, determined at our discretion) of the participants’ contributions, up to 4% of each participant’s gross pay. For the plan year ended July 31, 2004 and 2003, we contributed amounts equal to 25% of the participant’s contributions, up to 4% of gross pay. Participants become 20% vested in their Company contribution account for each year of service until full vesting occurs upon the completion of five years of service. Distributions are made upon retirement, death or disability in a lump sum or in installments.

Employees’ Stock Option Plans

Under our Amended and Restated 1995 Stock Incentive Plan (the “1995 Plan”) incentive stock options and non-qualified options to purchase up to an aggregate of 12 million shares of Common Stock may be granted, subject to approval of Proposal 2 of this Proxy Statement. The Stock Option Committee of the Board of Directors administers the 1995 Plan and has the full authority, subject to the provisions of the 1995 Plan, to determine to whom and when to grant options and the number of shares of Common Stock covered by each grant. As of December 31, 2004, 9,229,255 shares are reserved for issuance upon exercise of outstanding options granted under the 1995 Plan, and 2,256,180 shares were reserved for issuance pursuant to options that may be granted in the future. 514,565 shares have been issued upon the exercise of options under the 1995 Plan in 2004.

On November 12, 2004, the Board of Directors adopted and approved the Company's 2004 Stock Incentive Plan (the “2004 Plan”) for key employees of the Company.  The 2004 Plan originally authorized grants of incentive stock options and non-qualified options to purchase up to an aggregate of 2,000,000 shares of Common Stock.  On December 9, 2004, the Board of Directors adopted an amendment increasing the number of shares subject to the 2004 Plan to 7,000,000.  The Compensation Committee has issued to executive officers and employees, subject to stockholder approval of the 2004 Plan, incentive stock options to purchase 2,000,000 shares at a price of $0.84 and 908,000 shares at a price of $0.74 per share.

The Company also has an Employees’ Stock Option Plan. As of December 31, 2004, 32,000 shares are reserved for issuance under non-qualified options outstanding under that plan, and no new options may be granted under that plan.

Deferred Compensation Plans

We have four separate deferred compensation plans covering the years 1999 through 2004. Under these plans executive officers and directors of the Company and its subsidiaries were permitted to defer up to 100% of their 1999, 2000, 2001, 2002, 2003 and 2004 salary with payment thereof to be made on January 11, 2006. On or before that date, the participant may elect to receive the deferred amount in shares of our Common Stock valued at $0.375 under the 1999 deferred compensation plan and $0.20 per share under the 2000-2004 plans. As of December 31, 2004, a total of $733,638 has been deferred under such plans.

A total of $241,690 was deferred under the 1999 Plan of which $133,450 was paid by issuing 355,861 shares of Common Stock at $0.375 per share. In 2004, elections were made to convert $93,500 of deferred compensation in to 476,500 shares under the  plans for the years 2000 through 2004.

Option Grants in 2004 Fiscal Year

The following table sets forth information regarding grants of stock options to the executive officers listed in the Summary Compensation Table during 2004.

	Number of Securities	Percent of Total Options Granted
Name	Underlying Options granted	To Employees in Fiscal Year	Exercise Price	Expiration Date
Paul K. Willmott	2,250,000	23.1%	$0.29	06/02/2014

Richard A. Van Horn	1,500,000	15.4%	$0.29	06/02/2014

Mark S. Pelizza	1,500,000	15.4%	$0.29	06/02/2014

Thomas H. Ehrlich	1,500,000	15.4%	$0.29	06/02/2014

The foregoing stock option grants will remain effective providing that Proposal 2 to increase the number of shares of the Company's Common Stock eligible for issuance under the Plan is successful.  If Proposal 2 is successful, the Company will record non-cash compensation expense for financial statement purposes in an amount equal to the difference between the grant price and the fair market value of the Common Stock for the number of vested options on the date that Proposal 2 is approved.  On each subsequent vesting date, the Company will record additional non-cash compensation expense equal to the difference between the grant price and the fair market value of the Common Stock on the date Proposal 2 is passed.  At a market price of $0.70 per share (the closing price on April 4, 2005), the amount of non-cash compensation expense to be recorded in 2005, 2006, 2007, and 2008 would be approximately, $1.1 million, $590,000, $590,000 and $516,000 respectively.

Aggregated Stock Option Exercises in 2004 Fiscal Year and 2004 Fiscal Year End Option Values

The following table sets forth information with respect to each exercise of stock options during the fiscal year ended December 31, 2004 and the year-end value of unexercised options held by each of the executive officers named in the Summary Compensation Table.

	Shares Acquired	Value Realized	# of Securities Underlying Unexercised Options at Fiscal Year End ($)(2)	Value of Unexercised In- The-Money Options at Fiscal Year End ($)(3)
Name	on Exercise (#)	($)(1)	Exercisable/Unexercisable	Exercisable/Unexercisable

Paul K. Willmott	514,565	$310,972	1,266,901/1,853,904	$448,803/$806,489

Richard A. Van Horn	—	—	957,650/1,241,380	$392,334/$540,000

Mark S. Pelizza	—	—	817,080/1,241,300	$409,240/$540,000

Thomas H. Ehrlich	—	—	876,080/1,241,380	$402,927/$540,000

(1)  Calculated by subtracting actual option price from market price at respective dates of exercise and multiplying the difference by the number of shares in each category.

(2)  The total number of unexercised options held as of December 31, 2004, separated between those options that were exercisable and those options that were not exercisable.

(3)  Calculated by subtracting the actual option exercise price from the market price at respective dates of exercise and multiplying the difference by the number of shares in each category.

Director Compensation

On June 2, 2004 the Company adopted the 2004 Directors’ Stock Option Plan (the “2004 Directors’ Plan”).  Under the 2004 Directors’ Plan, each non-employee director on the date the Plan was adopted was granted an option to purchase three hundred thousand (300,000) shares of Common Stock.  Each non-employee Director elected or appointed to the Board of Directors for the first time will be granted an option to purchase 100,000 shares of Common Stock and, each Non-Employee Director will be granted an option to purchase one hundred thousand (100,000) shares either (a) upon his or her reelection at an annual meeting of the Company’s stockholders or (b) in any calendar year in which an annual meeting of stockholders is not held, on June 1 of such year.

Mr. Erdahl and Mr. Ireland each holds options covering 300,000 shares under the 2004 Directors’ Plan.

The 2004 Directors’ Plan replaces a previous plan adopted in 1994 which expired in 2004.  Under the previous plan Mr. Erdahl holds options covering 6,000 shares; and Mr. Ireland holds options covering 26,000 shares.  No new options may be granted under this Plan.

In addition, Messrs. Ireland and Erdahl each hold an option expiring on June 19, 2011 to purchase 100,000 shares of Common Stock at $0.22 per share. Those options were not granted under any plan.

Compensation for 2004 to the non-employee directors for January through May 2004, was earned at the rate of $3,000 per quarter plus $1,000 per meeting attended and from June to December 2004, was earned at a rate of $4,000 per quarter plus $1,200 per meeting attended.  Beginning in June 2004, the Chairman of the Audit Committee earned compensation at the rate of $1,250 per quarter, and each non-employee director earned $600 for each meeting of the Audit Committee attended. The non-employee directors deferred a total of $54,000 in 2004 under the 2004 Deferred Compensation Plan, which represented all of their compensation for that year.

Compensation Agreements with Key Executives

In June 1997, the Company entered into Compensation Agreements with each of the then executive officers (all of the current officers other than Mr. Bartels) named in the compensation table that provide that in the event of a change in control, such officers will have certain rights and benefits for a period of thirty-six months for the CEO and twenty-four months for the other officers, following such change in control. The agreements specify that the executive will continue to receive compensation and benefits for the remainder of the applicable period if we terminate the executive or if the executive terminates his employment following the occurrence of certain actions without the executive’s consent. However, we are not obligated to provide such rights and benefits to the executive if the executive was terminated for cause.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 204 regarding equity compensation to the Company’s employees, officers and directors under out stock option plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	3,340,09	$1.23	755,980
Equity compensation plans not approved by security holders	14,006,185	$0.38	8,412,000

Total	17,436,281	$0.54	9,167,980

AMENDMENT TO AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN

(Proposal 2 on the Proxy Card)

On December 19, 1995, the Company’s stockholders approved the Company’s Amended and Restated 1995 Stock Incentive Plan (the “1995 Plan”) for key employees of the Company.  The 1995 Plan enables the Company to provide incentives to employees to perform well in a difficult and rapidly changing environment in the uranium mining industry.  The 1995 Plan originally authorized grants of incentive stock options and non-qualified options to purchase up to an aggregate of 750,000 shares of Common Stock.  On June 5, 1998 and March 22, 2001 the stockholders approved amendments to the 1995 Plan to increase the number of shares subject to the 1995 Plan to 1,250,000 and then to 4,000,000.

On June 2, 2004, the Board of Directors of the Company, subject to obtaining the approval of stockholders, adopted an amendment to the 1995 Plan to increase the number shares of Common Stock subject to the 1995 Plan to 12,000,000 (on a pre-reverse Stock Split basis); and the Compensation Committee of the Board of Directors issued to executive officers, subject to stockholder approval of the increase in shares eligible for issuance under the 1995 Plan, incentive stock options to purchase 6,028,000 shares at a price of $0.29 per share and non-qualified options to purchase 722,000 shares at $0.29 per share.  See “Option Grant in Last Fiscal Year.”  Approval of the amendment effectively constitutes approval of the issuance of such options.  In November 2004, the Company solicited the consents of the stockholders to the amendment.  A quorum was not obtained and the action did not pass.  51,349,998 shares voted in favor, 3,690,046 shares voted against and 54,800 shares abstained.

As of March 25, 2005 the Company had 50 employees eligible for participation under the 1995 Plan, and there were outstanding options to purchase an aggregate of 9,229,255 shares of Common Stock under the 1995 Plan.

Pursuant to this Proxy Statement, the stockholders of the Company are being asked to approve the amendment to the 1995 Plan.  The approval of the holders of a majority of the shares present at the Meeting in person or by proxy (but not less than a majority of the shares necessary to constitute a quorum at a meeting of stockholders) is required to amend the 1995 Plan.  Such a quorum is present at a meeting of stockholders when one third of the outstanding shares is present.

The essential features of the 1995 Plan are outlined below, but such description is qualified in its entirety by reference to the 1995 Plan, which is attached hereto as Exhibit A.

Types of Awards.  Under the 1995 Plan, the Company may grant awards of stock options to its key employees and to the key employees of its subsidiaries.

Administration.  The 1995 Plan is administered by the Compensation Committee of the Board of Directors composed of no fewer than two disinterested members.  Subject to the terms of the 1995 Plan, the Compensation Committee determines, among other matters, persons to whom awards are granted, type of award granted, number of options granted, vesting schedule, type of consideration to be paid to the Company upon exercise of options and the terms of any option (which cannot exceed ten years).

Number of Shares.  The Company may issue options to purchase an aggregate of 12,000,000 shares of Common Stock under the 1995 Plan.

Stock Option Terms.  The Company may grant both incentive stock options (“incentive stock options”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options which are not qualified as incentive stock options (“non-qualified options”).  Incentive stock options may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant.  The exercise price of incentive stock options granted to holders of more than 10% of the Common Stock must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options cannot exceed five years.  The exercise price of non-qualified stock options will be determined by the Compensation Committee on the date of grant but may not be less than 85% of the fair market value of the Common Stock on that date.

Options granted under the 1995 Plan are not transferable, otherwise than by will or the laws of descent and distribution, and during the lifetime of the option holder, options are exercisable only by such option holder.  Stock options granted pursuant to the 1995 Plan terminate upon termination of employment, except that in the event of the death or permanent and total disability of the option holder, the option may be exercised by the holder (or his estate, as the case may be), until the first to occur of the expiration of the option period or the expiration of one year after the date of death or permanent or total disability, and except that upon an employees retirement stock options may be extended at the sole discretion of the Compensation Committee for a period of three months following retirement (but in no event beyond the expiration date of the option).  The exercise price may be paid in cash or by check or by such means of payment as may be approved by the Compensation Committee.

Change in Control; Adjustment in Number of Option Shares.  Upon a Change of Control (as defined in the 1995 Plan) of the Company, all stock options granted under the 1995 Plan will become exercisable in full.  Also, in the event the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another company, whether as a result of a stock split, stock dividend, combination or exchange of shares, merger or otherwise, each share subject to an unexercised option will be substituted for the number and kind of shares of stock into which each share of outstanding Common Stock is to be changed or for which each such share is to be exchanged and the option price will be increased or decreased proportionately.

Federal Income Tax Consequences—Stock Options.  Neither the Company nor the optionee will recognize taxable income or deduction for federal income tax purposes from the grant or exercise of an incentive stock option.  When an optionee sells stock acquired upon exercise of an incentive stock option, the optionee will be taxed at long-term capital gain rates if the stock has been held for at least one year and the option was granted at least two years prior to the date of sale (“Holding Period Requirements”).  If the optionee fails to meet the Holding Period Requirements, the difference between the exercise price and the fair market value of the stock at the time of exercise will be taxable to the optionee as ordinary income and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee if the Company complies with applicable withholding requirements and if the amount qualifies as an ordinary and necessary business expense to the Company.  Although the optionee will not recognize taxable income for federal income tax purposes upon the exercise of an incentive stock option, the difference between the exercise price and fair market value of the shares at the time of exercise gives rise to an adjustment in calculating alternative minimum taxable income.

Neither the Company nor the optionee will recognize taxable income or deduction from the grant of a non-qualified stock option.  At the time of exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock.  The Company will be entitled to a deduction for tax purposes in an amount equal to the ordinary income recognized by the optionee, if the Company complies with applicable tax withholding requirements.

Amendment of Plan.  The Board of Directors may at any time and from any time alter, amend, suspend, or discontinue the 1995 Plan, except no such action may be taken without stockholder approval which materially increases the benefits to participants under the 1995 Plan, materially increases the number of shares to be issued, materially extends the period for granting awards, or materially modifies the requirements as to eligibility.  In addition, no such action may be taken which adversely affects the rights of a participant under the 1995 Plan without his consent.

Stockholders should note that because employee directors (subject to re-election and stockholder approval) may in the future receive stock options under the 1995 Plan, the current employee directors of the Company have a personal interest in the proposal and its approval by stockholders.  However, the Board of Directors believe that the amendment is in the best interests of the Company and its stockholders.

APPROVAL OF 2004 STOCK INCENTIVE PLAN

(Proposal 3 on the Proxy Card)

On November 12, 2004, the Board of Directors adopted and approved the Company’s 2004 Stock Incentive Plan (the “2004 Plan”) for key employees of the Company.  The 2004 Plan enables the Company to provide incentives to employees to perform well in a difficult and rapidly changing environment in the Uranium mining industry.  The 2004 Plan originally authorized grants of incentive stock options and non-qualified options to purchase up to an aggregate of 2,000,000 shares of Common Stock.  On December 9, 2004, the Board of Directors adopted an amendment increasing the number of shares subject to the 2004 Plan to 7,000,000 (on a pre-reverse stock split basis).

The Compensation Committee has issued to executive officers and employees, subject to stockholder approval of the 2004 Plan, incentive stock options to purchase 2,000,000 shares at a price of $0.84 per share and 908,000 shares at a price of $0.74 per share.  Approval of the 2004 Plan by the stockholders effectively constitutes approval of the issuance of such options.

As of March 25, 2005 the Company had 50 employees eligible for participation under the 2004 Plan.

Pursuant to this Proxy Statement, the stockholders of the Company are being asked to approve the 2004 Plan.  The approval of the holders of a majority of the shares present at the Meeting in person or by proxy (but not less than a majority of the shares necessary to constitute a quorum at a meeting of stockholders) is required to approve the 2004 Plan.  Such a quorum is present at a meeting of stockholders when one third of the outstanding shares is present.

The essential features of the 2004 Plan are outlined below, but such description is qualified in its entirety by reference to the 2004 Plan, which is attached hereto as Exhibit B.

Types of Awards.  Under the 2004 Plan, the Company may grant awards of stock options to its key employees and to the key employees of its subsidiaries.

Administration.  The 2004 Plan is administered by the Compensation Committee of the Board of Directors composed of no fewer than two disinterested members.  Subject to the terms of the 2004 Plan, the Compensation Committee determines, among other matters, persons to whom awards are granted, type of award granted, number of options granted, vesting schedule, type of consideration to be paid to the Company upon exercise of options and the terms of any option (which cannot exceed ten years).

Number of Shares.  The Company may issue options to purchase an aggregate of 7,000,000 shares of Common Stock under the 2004 Plan.

Stock Option Terms.  The Company may grant both incentive stock options (“incentive stock options”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options which are not qualified as incentive stock options (“non-qualified options”).  Incentive stock options may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant.  The exercise price of incentive stock options granted to holders of more than 10% of the Common Stock must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options cannot exceed five years.  The exercise price of non-qualified stock options will be determined by the Compensation Committee on the date of grant but may not be less than 85% of the fair market value of the Common Stock on that date.

Options granted under the 2004 Plan are not transferable, otherwise than by will or the laws of descent and distribution, and during the lifetime of the option holder, options are exercisable only by such option holder.  Stock options granted pursuant to the 2004 Plan terminate upon termination of employment, except that in the event of the death or permanent and total disability of the option holder, the option may be exercised by the holder (or his estate, as the case may be), until the first to occur of the expiration of the option period or the expiration of one year after the date of death or permanent or total disability, and except that upon an employees retirement stock options may be extended at the sole discretion of the Compensation Committee for a period of three months following retirement (but in no event beyond the expiration date of the option).  The exercise price may be paid in cash or by check or by such means of payment as may be approved by the Compensation Committee.

Change in Control; Adjustment in Number of Option Shares.  Upon a Change of Control (as defined in the 2004 Plan) of the Company, all stock options granted under the 2004 Plan will become exercisable in full.  Also, in the event the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another company, whether as a result of a stock split, stock dividend, combination or exchange of shares, merger or otherwise, each share subject to an unexercised option will be substituted for the number and kind of shares of stock into which each share of outstanding Common Stock is to be changed or for which each such share is to be exchanged and the option price will be increased or decreased proportionately.

Federal Income Tax Consequences—Stock Options.  Neither the Company nor the optionee will recognize taxable income or deduction for federal income tax purposes from the grant or exercise of an incentive stock option.  When an optionee sells stock acquired upon exercise of an incentive stock option, the optionee will be taxed at long-term capital gain rates if the stock has been held for at least one year and the option was granted at least two years prior to the date of sale (“Holding Period Requirements”).  If the optionee fails to meet the Holding Period Requirements, the difference between the exercise price and the fair market value of the stock at the time of exercise will be taxable to the optionee as ordinary income and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee if the Company complies with applicable withholding requirements and if the amount qualifies as an ordinary and necessary business expense to the Company.  Although the optionee will not recognize taxable income for federal income tax purposes upon the exercise of an incentive stock option, the difference between the exercise price and fair market value of the shares at the time of exercise gives rise to an adjustment in calculating alternative minimum taxable income.

Neither the Company nor the optionee will recognize taxable income or deduction from the grant of a non-qualified stock option.  At the time of exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock.  The Company will be entitled to a deduction for tax purposes in an amount equal to the ordinary income recognized by the optionee, if the Company complies with applicable tax withholding requirements.

Amendment of Plan.  The Board of Directors may at any time and from any time alter, amend, suspend, or discontinue the 2004 Plan, except no such action may be taken without stockholder approval which materially increases the benefits to participants under the 2004 Plan, materially increases the number of shares to be issued, materially extends the period for granting awards, or materially modifies the requirements as to eligibility.  In addition, no such action may be taken which adversely affects the rights of a participant under the 2004 Plan without his consent.

Stockholders should note that because employee directors (subject to re-election and stockholder approval) may in the future receive stock options under the 2004 Plan, the current employee directors of the Company have a personal interest in the proposal and its approval by stockholders.  However, the members of the Board of Directors believe that the amendment is in the best interests of the Company and its stockholders.

REVERSE STOCK SPLIT

(Proposal 4 on the Proxy Card)

General

The Board of Directors has approved and is hereby soliciting stockholder approval of the Amendment to the Company’s Restated Certificate of Incorporation, attached as Exhibit C to this Proxy Statement (referred to as the Certificate of Amendment in this Proxy Statement), to effect a reverse stock split, at a ratio to be determined by the Board of Directors within its discretion, within a range from one-for-2 to one-for-7. If approved and effected, the reverse stock split will be realized simultaneously for all outstanding Common Stock and the ratio determined by the Board of Directors will be the same for all outstanding Common Stock. The reverse stock split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests except to the extent that the reverse stock split would result in any of the Company’s stockholders receiving cash in lieu of fractional shares.  The form of proposed amendment to the Restated Certificate of Incorporation is attached as Exhibit C. It will not reduce the number of authorized shares of Common Stock (which will remain at 200,000,000) and will not change the par value of the Common Stock (which will remain at $0.001 per share).

Determination of Ratio

The ratio of the reverse stock split will be determined by our Board of Directors, in its sole discretion.  However, the ratio will not exceed a ratio of one-for four or be less than a ratio of one-for-two. In determining the reverse stock split ratio, our Board of Directors will consider numerous factors including the historical and projected  performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the reverse stock split. Our Board of Directors will also consider the impact of the reverse stock split ratio on investor interest and our ability to attract and retain employees.  The purpose of selecting a range is to give our Board of Directors the flexibility to meet business needs as they arise and to take advantage of favorable opportunities.

Principal Effects of the Reverse Stock Split

The following table summarizes as of March 31, 2005, the total outstanding Common Stock and Common Stock equivalents before and after the proposed reverse stock split by way of example, assuming certain exchange ratios within the one-for-2 to one-for-7 ratio:

	Before Reverse Split	After Reverse Split
		One for Two	One for Three	One for Four	One for Five	One for Six	One for Seven

Common Stock Outstanding	134,732,263	67,366,131	44,910,754	33,683,065	26,946,452	22,455,377	19,247,466

Common Stock Options Outstanding	16,741,281	8,370,640	5,580,427	4,185,320	3,348,256	2,790,213	2,391,611

Shares issuable upon Conversion of $135,000 Convertible Note	180,000	90,000	60,000	45,000	36,000	30,000	25,714

Total Common Stock and Common Stock Equivalents Authorized and Reserved for Issuance	151,653,544	75,826,771	50,551,181	37,913,385	30,330,708	25,275,590	21,664,791

Total Common Stock Authorized but Unreserved	48,346,456	124,173,229	149,448,819	162,086,615	169,669,292	174,784,410	178,335,209

The Company is not requesting approval of the reverse stock split in connection with a “going-private” transaction. There is no plan or contemplated plan by the Company to take itself private at the date of this Proxy Statement. The Company is recommending that the stockholders approve the reverse stock split for a number of reasons.

The Board of Directors believes it is in the best interest of the stockholders to reduce the number of shares of Common Stock outstanding and thereby attempt to raise proportionally the reported per share price of the Company’s Common Stock.  A higher per share price may meet investing guidelines for certain institutional investors and investment funds and may eliminate the stigma of being a “penny stock.”  It may also facilitate qualifying for stock listings that require a minimum share price.

Many institutional investors will not invest in bulletin board companies and those that do will expect the Company to be moving toward an upgraded listing as a pre-requisite to investment in the Company. The Board also believes that stockholders will benefit from lower transaction costs for a higher priced stock. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of the Company’s Common Stock.

Effect on Authorized but Unissued Shares

The reverse stock split will have the effect of increasing significantly the number of authorized but unissued shares of Common Stock of the Company.  The number of authorized shares of Common Stock will not be increased and will remain at 200,000,000.  Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased.  See the Table under the caption “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of Common Stock that would be available for issuance at various reverse split ratios.

The Company has no current plan to issue additional shares of Common Stock.  However, as disclosed in our Annual Report on Form 10-KSB/A for the year ended December 31, 2004, the Company is actively pursuing funding for a number of projects.  The amount of the funds required has not been fully determined, but it will be substantial.  Such funding will very likely require the issuance of shares of Common Stock.  The additional unreserved shares could be used by management to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders.

Risk Factors Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of the Company Common Stock (the aggregate value of all Common Stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Company Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of the Company Common Stock outstanding before the reverse stock split.

Accordingly, the total market capitalization of the Company Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split. Moreover, in the future, the market price of the Company Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. In addition, other factors such as the extent of analyst coverage may affect both institutional awareness of and interest in the Company. As a result, the trading liquidity of the Company’s Common Stock may not necessarily improve.

If the reverse stock split is effected and the market price of the Company Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Company Common Stock will, however, also be based on the Company’s economic performance and other factors, which are unrelated to the number of shares of Common Stock outstanding. Furthermore, the liquidity of the Company Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Our Common Stock is quoted on the OTCBB.  If the reverse stock split is effected, it will decrease the number of shares outstanding, giving individual orders the potential to create increased volatility in our stock price. Further, such thin trading may adversely impact the ability of stockholders to effect sales of the Company Common Stock of any meaningful volume. In addition, there is a chance that insufficient shares will be generally available to fulfill large institutional orders, thereby moderating institutional interest in the stock.

Effect on Fractional Shareholders

In lieu of issuing fractional shares, the Company may either: (i) directly pay each stockholder who would otherwise be entitled to receive a fractional share an amount in cash equal to the value of such fractional shares, based on the fair market value (post reverse-split) as determined by the Board of Directors, or (ii) make arrangements with its transfer agent to aggregate all fractional shares otherwise issuable in the reverse stock split and sell those whole shares as soon as possible after the effective date at then prevailing market prices on the open market on behalf of those holders, and then pay each such holder his or her ratable portion of the sale proceeds. No transaction costs will be assessed on this sale. However, the proceeds will be subject to federal income tax. In addition, you will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date you receive your payment for the cashed-out shares. The payment amount will be paid to the holder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, you will have no further interest in the Company with respect to your cashed-out fractional shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

If the maximum split ratio is selected, 6 record holders would be eliminated and the number of record holders would be 149.

Effect on Beneficial Shareholders

Upon a reverse stock split, we intend to treat stockholders holding Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Company Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Outstanding Options and Warrants

Upon a reverse stock split, all outstanding options and future or contingent rights to acquire Common Stock will be adjusted to reflect the reverse stock split. With respect to all outstanding options to purchase Common Stock, the number of shares of Common Stock that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices of such options or warrants will increase, in proportion to the fraction by which the number of shares of Common Stock underlying such options and warrants are reduced as a result of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and equity incentive plans would be reduced proportionally based on the ratio of the reverse stock split. The number of shares of Common Stock to be received pursuant to outstanding contingent rights and conversion rights, including but not limited to the $135,000 Convertible Subordinated Note issued to the NTC Liquidating Trust dated July 17, 2000 (initially convertible at $0.75 per share), will also be adjusted proportionally to reflect the reverse stock split.

Effect on Registered Shareholders Holding Certificates

Registered stockholders will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender certificate(s) representing your pre-reverse stock split shares to the transfer agent. Shareholders should not send in certificates until they receive a transmittal form from the Company’s transfer agent. Upon receipt of your stock certificate, you will be issued a new certificate for the appropriate number of shares.

No new shares will be issued to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Effect on Fractional Shareholders.”

Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Procedure for Effecting the Reverse Stock Split

If the stockholders approve the proposal to amend the Restated Certificate of Incorporation to effect the reverse stock split, the Board of Directors will effect the reverse stock split by filing the Certificate of Amendment with the Secretary of State of the State of Delaware. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the “effective date.” Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split.

The Board of Directors reserves the right to effect no stock split, if, after considering all factors, it determines that not implementing a reverse stock split is in the best interests of the Company and its stockholders.  Thus, a vote FOR Proposal Four will include authorization for the board of directors to not file the Amendment in the event that it determines that it would be in the best interests of the Company and its stockholders to not file the Amendment.

No Dissenters Rights

In connection with the approval of the reverse stock split, stockholders of the Company will not have a right to dissent and obtain payment for their shares under Delaware law or the Company’s Restated Certificate of Incorporation or bylaws.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain federal income tax consequences of the reverse stock split. It is not a complete discussion of all such consequences.  It does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the federal income tax code as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. In general, stockholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder’s holding period for the post-reverse stock split shares will be the same as the holding period during which the stockholder held the pre-reverse stock split shares. The receipt of cash instead of a fractional share of Common Stock by a United States holder of Common Stock will result in a taxable capital gain or loss to such holder for federal income tax purposes based upon the difference between the amount of cash received by such holder and the adjusted tax basis in the fractional shares as set forth above. The capital gain or loss will constitute a long-term capital gain or loss if the stockholder’s holding period is greater than one year as of the effective date.

The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Accounting Matters

The reverse stock split will not affect total stockholders’ equity except for the cash payment in exchange for fractional shares.  The par value of our Common Stock will remain unchanged at $0.001 per share.  As a result the components that make up total stockholders’ equity will change by offsetting amounts.  The stated capital component with be reduced, and the additional paid in capital component with be increased by the amount by which the stated capital is reduced.  The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of Common Stock outstanding,  Prior periods per share amounts with be restated to reflect the reverse stock split.

PROPOSAL TO RATIFY THE SELECTION

OF HEIN & ASSOCIATES, LLP AS AUDITORS

(Proposal 5 on Proxy Card)

The Board of Directors voted to engage Hein & Associates, LLP as independent accountants to audit the accounts and financial statements of the Company for the fiscal year ending December 31, 2005, and directed that such engagement be submitted to the stockholders of the Company for ratification.  In recommending ratification by the stockholders of such engagement, the Board of Directors is acting upon the recommendation of the Audit Committee, which has satisfied itself as to the firm’s professional competence and standing.  Although ratification by stockholders of the engagement of Hein & Associates, LLP is not required by Delaware corporate law or the Company’s Restated Certificate of Incorporation or Bylaws, management feels a decision of this nature should be made with the consideration of the Company’s stockholders.  If stockholder approval is not received, management will reconsider the engagement.

It is expected that one or more representatives of Hein & Associates, LLP will be present at the Meeting and will be given the opportunity to make a statement if they so desire.  It also is expected that the representatives will be available to respond to appropriate questions from the stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Company was billed for audit fees and services by Hein & Associates LLC, the Company’s principal independent accountants, during the years ended December 31, 2004 and 2003 of $40,903 and $26,430, respectively.  Audit fees include fees for (i) the audits of the Company’s consolidated financial statements,(ii) the review of the unaudited consolidated interim financial statements included in quarterly reports and (iii) the review of registration statements and issuance of consent letters in 2004 and 2003.

Audit Related Fee. None.

Tax Fees. The Company was billed for tax research by Hein & Associates LLC during the years ended December 31, 2004 and 2003 of $0 and $546, respectively.

All Other Fees. None.

BOARD OF DIRECTORS’ RECOMMENDATIONS

The Board of Directors unanimously recommends a vote (i) FOR the election as director of each of the nominees named in the proxy; (ii) FOR the approval of the amendment to the Amended and Restated 1995 Stock Incentive Plan; (iii) for the approval of the 2004 Stock Incentive Plan; (iv) FOR the amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split, at a ratio to be determined by the Board of Directors within a range from one-for-2 to one-for-7, to reduce the aggregate number of shares of Common Stock outstanding; and (v) FOR the ratification of the appointment of Hein & Associates, LLP as independent auditors.

COST AND METHOD OF PROXY SOLICITATION

The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company.  All expenses for soliciting Proxies, including the expense of preparing, printing and mailing the form of Proxy and the material used in the solicitation thereof, will be borne by the Company.  In addition to the use of the mails, Proxies may be solicited by personal interview, telephone and facsimile by directors and regular officers and employees of the Company.  Such persons will receive no additional compensation for such services.  Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS

You are referred to the Company’s annual report, including consolidated financial statements, for the year ended December 31, 2004, enclosed herewith for your information.  The annual report is not incorporated in this Proxy Statement and is not to be considered part of the soliciting material.  The annual report includes all the information contained in the Company’s Form 10-KSB.  A separate copy of the 10-KSB will not be furnished.

DEADLINE FOR RECEIPT OF STOCKHOLDER

PROPOSALS FOR 2006 ANNUAL MEETING

Any proposals that stockholders of the Company desire to have presented at the 2006 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 31, 2005.

MISCELLANEOUS

The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the Meeting.  However, if any other business properly comes before the Meeting, the person or persons named in the enclosed form of proxy will vote the proxy in accordance with his or their best judgment on such matters.

LEWISVILLE, TEXAS

April    , 2005

APPENDIX I

URANIUM RESOURCES, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to the accounting policies, internal controls and financial reporting of the entity.  The Committee is also responsible, for monitoring compliance with applicable laws and regulations, standards and ethical business conduct, and the systems of internal controls.  The Committee shall have the authority to retain special legal, accounting or other Consultants to advise the Committee.  The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

MEMBERSHIP

The Committee shall consist of at least three directors, all of which must be independent.  Each member is to be financially literate and at least one member must have accounting or related financial management expertise.  Committee members will be appointed annually, The guidelines issued by the National Association of Securities Dealers will be followed to determine independence.  Statements regarding independence shall be submitted by each member of the Committee annually, prior to their appointments.

Independence restrictions can be overridden by the Board of Directors should it determine that membership on the Committee by the individual is in the best interest of the Corporation and its stockholders.  The Board will disclose in the subsequent proxy statement the nature of the relationship that makes that individual not independent and the reasons for the Board’s determination to appoint the director to the Committee.

RESPONSIBILITIES

The Committee has the following responsibilities and reporting requirements:

1.	The Committee shall meet on a regular basis and call special meetings, as circumstances require.

2.	The Committee shall report its activities to the Board on a regular basis, such as after each meeting, so that the Board is kept informed of its activities on a current basis.

3.	Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

4.	Assure that the charter is published in the proxy statement at least once every three years.

5.	Review and recommend to the Board the independent auditors to be selected to audit the financial statements of the Corporation, its divisions and subsidiaries.

6.

Receive periodic reports and/or disclosures from the independent auditors required by ISB Standard No. I delineating all relationships with the Corporation, review any disclosed relationships that may impact the objectivity and independence of the auditor and recommend that the Board take appropriate action in response to the independent auditors’ report to satisfy itself of the auditors’ independence.

7.	Approve the fees of the independent auditors budgeted for each year.

8.	Evaluate the performance of the independent and internal auditor (if any), making recommendations to the Board accordingly.

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9.	Review with management and the independent auditors the Corporation’s quarterly financial statements prior to the release of quarterly earnings.

10.

Review the internal audit function of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

11.	Meet periodically with management to review the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

12.

Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors. Discussions should also include communication of any matters as required by SAS 61.

13.	The internal (if any) shall have direct communication with the Committee. The internal auditor (if any) shall attend audit committee meetings and meet privately with the Committee at least annually.

14.

Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Corporation’s financial statements.

15.

Review with the independent auditors, the Corporations; internal auditor (if any), and financial management, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new and more detailed controls Or procedures are desirable.

16.

Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Corporation’s financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

17.

Review with the Corporation’s general counsel (if any) and outside counsel when appropriate, any legal matters that may have a material impact on the organization’s financial statements, the Corporation’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

18.

Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation’s response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities of access to required information, any changes required in the planned scope of the internal audit, and the internal audit department responsibilities, budget and staffing.

19.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

20.	The Committee shall instruct the independent auditors and the internal auditor (if any) that the Committee expects to be advised if there are any areas that require its special attention.

21.

The Committee shall obtain from management explanations for all significant variances in the financial statements between years. The Committee should consider whether the data are consistent with the Management’s Discussion and Analysis (MD&A) section of the annual report.

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22.

The Committee shall determine-the open years on federal income tax returns and whether there are any significant items that have been or might be disputed by the IRS, and inquire as to the status of the related tax reserves.

23.

The Committee and the Board of Directors shall consider whether the independent auditors should meet with the full Board to discuss any matters relative to the financial statements and to answer any questions that other Directors may have.

24.

Complete the required communication with the Securities and Exchange Commission or other regulatory agencies regarding member independence, member expertise, and annual review and reassessment of the charter.

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EXHIBIT A

AMENDED AND RESTATED

1995 STOCK INCENTIVE PLAN

General.  This Stock Incentive Plan (the “Plan”) provides eligible employees of Uranium Resources, Inc., (the “Company”) with the opportunity to acquire or expand their equity interest in the Company by making available for purchase Common Shares, par value $.001 per share, of the Company (“Common Shares”), through the granting of nontransferable options to purchase Common Shares (“Stock Options”).  It is intended that key employees may be granted, simultaneously or from time to time, Stock Options that qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or Stock Options that do not so qualify (“Non-qualified Stock Options”).  No provision of the Plan is intended or shall be construed to grant employees alternative rights in any Incentive Stock Option granted under the Plan so as to prevent such Option from qualifying under Section 422 of the Code.

1.                                       Purpose of the Plan.  The purpose of the Plan is to provide continuing incentives to key employees of the Company and of any subsidiary corporation of the Company, by encouraging such key employees to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company’s business and enhancing their personal interest in the Company’s success.

For purposes of the Plan, a “subsidiary corporation” consists of any corporation at least fifty percent (50%) of the voting power of all classes of the stock of which is directly or indirectly owned by the Company.

2.                                       Effective Date of the Plan.  The Plan shall become effective upon its adoption by the Board of Directors, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company.  If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board of Directors, the Plan and any grants made hereunder shall be null and void.  However, if the Plan is so approved, no further stockholder approval shall be required with respect to the making of grants pursuant to the Plan, except as provided in Section 9 hereof.

3.                                       Administration of the Plan.  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, or by any other committee selected by such Board of Directors by majority vote, which Compensation Committee or other committee shall be composed solely of no fewer than two (2) members of such Board of Directors who are “outside directors” as defined in Section 162(m) of the Code and the Regulations thereunder (the “Committee”).  No person shall be appointed to the Committee who, during the one-year period immediately preceding such person’s appointment to the Committee, has received any grants of Stock Options under the Plan or any similar stock option or stock incentive plan, other than a formula-based plan, maintained by the Company or any subsidiary corporation.  A member of the Committee shall not be eligible to participate in this Plan while serving on the Committee.

A majority of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.

Subject to the terms and conditions of the Plan, the Committee shall be authorized and empowered:

(a)                                  To select the key employees to whom grants may be made;

(b)                                 To determine the number of Common Shares to be covered by any Grant;

(c)                                  To prescribe the terms and conditions of any grants made under the Plan, and the form(s) and agreement(s) used in connection with such grants, which shall include agreements governing the granting of Stock Options;

(d)                                 To determine the time or times when Stock Options will be granted and when they will terminate in whole or in part;

(e)                                  To determine the time or times when Stock Options that are granted may be exercised;

(f)                                    To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code; and

(g)                                 To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code.

4.                                       Employees Eligible for Grants.  Grants may be made from time to time to those key employees of the Company or a subsidiary corporation, who are designated by the Committee in its sole and exclusive discretion.  Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee), and officers, of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to key employees while actually employed by the Company or a subsidiary corporation.  The Committee may grant more than one Stock Option to the same key employee.  No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence.

5.                                       Shares Subject to the Plan.  The shares to be issued pursuant to any Stock Option granted under the Plan shall be Common Shares.  Either Common Shares held as treasury stock, or authorized and unissued Common Shares, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Board of Directors shall from time to time determine.

Subject to the provisions of the next succeeding paragraph of this Section 5 and the provisions of Section 6(h), the aggregate number of Common Shares that can be actually issued under the Plan shall be twelve million (12,000,000) Common Shares.  The number of shares with respect to which options may be granted to any key employee in any calendar year may not exceed 4,000,000 shares.

If, at any time subsequent to the date of adoption of the Plan by the Board of Directors, the number of Common Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise):  (i) there shall automatically be substituted for each Common Share subject to an unexercised Stock Option (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged; and (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option shall remain the same as immediately prior to such event.  In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of Common Shares to make other adjustments to the securities subject to a Stock Option, the provisions of the Plan, and to any related Stock Option agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any grants hereunder.

6.                                       Stock Option Provisions.

(a)                                  General.  The Committee may grant to key employees (also referred to as “optionees”) nontransferable Stock Options that either qualify as Incentive Stock Options under Section 422 of the Code or do not so qualify.  However, any Stock Option which is an Incentive Stock Option shall only be granted within 10 years from the earlier of (i) the date this Plan is adopted by the Board of Directors of the Company; or (ii) the date this Plan is approved by the stockholders of the Company.

(b)                                 Stock Option Price.  The option price per Common Share which may be purchased under an Incentive Stock Option under the Plan shall be determined by the Committee at the time of Grant, but shall not be less than one hundred percent (100%) of the fair market value of a Common Share, determined as of the date such Option is granted; however, if a key employee to whom an Incentive Stock Option is granted, at the time of the grant of such Option, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation within the meaning of Section 422(b)(6) of the Code (a “Substantial Shareholder”), the option price per Common Share of such Option, as determined by the Committee, shall not be less than one hundred ten percent (110%) of the fair market value of a Common Share on the date such Option is granted.  The option price per Common Share under each Stock Option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of Grant.  Except as specifically provided above, the fair market value of a Common Share shall be determined in accordance with procedures to be established by the Committee.  The day on which the Committee approves the granting of a Stock Option shall be considered the date on which such Option is granted.

(c)                                  Period of Stock Option.  The Committee shall determine when each Stock Option is to expire.  However, no Stock Option shall be exercisable by its terms for a period of more than ten (10) years from the date upon which such Option is granted.  Further, no Incentive Stock Option granted to an employee who is a Substantial Shareholder at the time of the grant of such Option shall be exercisable by its terms after the expiration of (5) years from the date of grant of such Option.

(d)                                 Limitation on Exercise and Transfer of Stock Options.  Only the key employee to whom a Stock Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee’s death.  No Stock Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution.  No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

(e)                                  Employment, Holding Period Requirements For Certain Options.  The Committee may condition any Stock Option granted hereunder upon the continued employment of the optionee by the Company or by a subsidiary corporation, and may make any such Stock Option immediately exercisable.  However, the Committee will require that, from and after the date of grant of any Incentive Stock Option granted hereunder until the day three (3) months prior to the date such Option is exercised, such optionee must be an employee of the Company or of a subsidiary corporation, but always subject to the right of the Company or any such subsidiary corporation to terminate such optionee’s employment during such period.  Each Stock Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee.  Upon completion of such requirements, if any, a Stock Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period; however, such exercise right(s) shall be limited to whole shares.

(f)                                    Payment for Stock Option Price.  A Stock Option shall be exercised by an optionee giving written notice to the Company of his intention to exercise the same, accompanied by full payment of the purchase price in cash or by check.  The Committee may, in its sole discretion, approve other methods of exercise for a Stock Option or payment of the option price, provided that no such method shall cause any option granted under the Plan as an Incentive Stock Option to not qualify under Section 422 of the Code, or cause any Common Share issued in connection with the exercise of an option not to be a fully paid and non-assessable Common Share.

(g)                                 Certain Reissuances of Stock Options.  To the extent Common Shares are surrendered by an optionee in connection with the exercise of a Stock Option in accordance with Section  6(f), the Committee may in its sole discretion grant new Stock Options to such optionee (to the extent Common Shares remain available for grants), subject to the following terms and conditions:

(i)                                     The number of Common Shares shall be equal to the number of Common Shares being surrendered by the optionee;

(ii)                                  The option price per Common Share shall be equal to the fair market value of Common Shares, determined on the date of exercise of the Stock Options whose exercise caused such Grant; and

(iii)                               The terms and conditions of such Stock Options shall in all other respects replicate such terms and conditions of the Stock Options whose exercise caused such Grant, except to the extent such terms and conditions are determined to not be wholly consistent with the general provisions of this Section 6, or in conflict with the remaining provisions of this Plan.

(h)                                 Limitation on Exercisable Incentive Stock Options.  The aggregate fair market value of the Common Shares first becoming subject to exercise as Incentive Stock Options by a key employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other incentive stock options granted by the Company, or by a parent or subsidiary thereof.

7.                                       Termination of Employment.  If a key employee ceases to be an employee of the Company and every subsidiary corporation, for a reason other than death, retirement, or permanent and total disability, his Stock Options shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment.  Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options.

If termination of employment is due to death or permanent and total disability, then outstanding Stock Options may be exercised within the one (1) year period ending on the anniversary of such death or permanent and total disability.  In the case of death, such outstanding Stock Options shall be exercised by such key employee’s estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution.  Notwithstanding the foregoing, in no event shall any Stock Option be exercisable after the expiration of the option period, and in the case of exercises made after a key employee’s death, not to any greater extent than the key employee would have been entitled to exercise such Option at the time of his death.

Subject to the discretion of the Committee, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal or early retirement, any then-outstanding Stock Options held by such key employee shall lapse at the earlier of the end of the term of such Stock Option or three (3) months after such retirement or permanent and total disability.

In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation.

8.                                       Change of Control.  Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options granted under this Plan shall become immediately exercisable in full.

For purposes of this Plan, a Change of Control shall be deemed to have occurred if:  (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company as the same shall have existed immediately prior to such merger or consolidation; or (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire, other than by reason of inheritance, fifty-one percent (51%) or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).  In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account.  For purposes of this Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act.

Notwithstanding the provisions of subparagraph (iv) of this Section, “person” as used in that subparagraph shall not include any holder who was the beneficial owner of more than ten percent (10%) of the voting securities of the Company on the date the Plan was adopted by the Board of Directors.

9.                                       Amendments to Plan.  The Committee is authorized to interpret this Plan and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable.  Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate this Plan.  In no event, however, without the approval of stockholders, shall any action of the Committee or the Board of Directors result in:

(a)                                  Materially amending, modifying or altering the eligibility requirements provided in Section 4 hereof; or

(b)                                 Materially increasing, except as provided in Section 5 hereof, the maximum number of shares subject to Stock Options;

except to conform this Plan and any agreements made hereunder to changes in the Code or governing law.

10.                                 Investment Representation, Approvals and Listing.  The Committee may, if it deems appropriate, condition its grant of any Stock Option hereunder upon receipt of the following investment representation from the optionee:

“I agree that any Common Shares of Uranium Resources, Inc., which I may acquire by virtue of this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to said Common Shares has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to Uranium Resources, Inc., an opinion of counsel satisfactory to Uranium Resources, Inc., to the effect that the sale or other proposed disposition of said Common Shares by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended.”

The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of any Stock Option granted under this Plan prior to (i) the obtaining of any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such shares to listing on any national securities exchange on which the Common Shares may be listed; (iii) the completion of any registration or other qualifications of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable; and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

11.                                 General Provisions.  The form and substance of Stock Option agreements made hereunder, whether granted at the same or different times, need not be identical.  Nothing in this Plan or in any agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations, to be entitled to any remuneration or benefits not set forth in this Plan or such Grant, or to interfere with or limit the right of the Company or any subsidiary corporation to terminate his employment at any time, with or without cause.  Nothing contained in this Plan or in any Stock Option agreement shall be construed as entitling any optionee to any rights of a stockholder as a result of the grant of a Stock Option, until such time as Common Shares are actually issued to such optionee pursuant to the exercise of such Option.  This Plan may be assumed by the successors and assigns of the Company.  The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Company in favor of any employee with respect to any loss, cost or expense which the employee may incur in connection with or arising out of any transaction in connection with this Plan.  The cash proceeds received by the Company from the issuance of Common Shares pursuant to this Plan will be used for general corporate purposes.  The expense of administering this Plan shall be borne by the Company.  The captions and section numbers appearing in this Plan are inserted only as a matter of convenience.  They do not define, limit, construe or describe the scope or intent of the provisions of this Plan.

12.                                 Termination of This Plan.  This Plan shall terminate on October 11, 2005 and thereafter no Stock Options shall be granted hereunder.  All Stock Options outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.

As amended and restated on September 27, 2000 and approved by the stockholders on March 22, 2001 and as further amended and restated on June 2, 2004 and approved by the stockholders on            ,       .

EXHIBIT B

URANIUM RESOURCES, INC.

2004 STOCK INCENTIVE PLAN

General.  This Stock Incentive Plan (the “Plan”) provides eligible employees of Uranium Resources, Inc., (the “Company”) with the opportunity to acquire or expand their equity interest in the Company by making available for purchase Common Shares, par value $.001 per share, of the Company (“Common Shares”), through the granting of nontransferable options to purchase Common Shares (“Stock Options”).  It is intended that key employees may be granted, simultaneously or from time to time, Stock Options that qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or Stock Options that do not so qualify (“Non-qualified Stock Options”).  No provision of the Plan is intended or shall be construed to grant employees alternative rights in any Incentive Stock Option granted under the Plan so as to prevent such Option from qualifying under Section 422 of the Code.

1.                                       Purpose of the Plan.  The purpose of the Plan is to provide continuing incentives to key employees of the Company and of any subsidiary corporation of the Company, by encouraging such key employees to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company’s business and enhancing their personal interest in the Company’s success.

For purposes of the Plan, a “subsidiary corporation” consists of any corporation at least fifty percent (50%) of the voting power of all classes of the stock of which is directly or indirectly owned by the Company.

2.                                       Effective Date of the Plan.  The Plan shall become effective upon its adoption by the Board of Directors, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company.  If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board of Directors, the Plan and any grants made hereunder shall be null and void.  However, if the Plan is so approved, no further stockholder approval shall be required with respect to the making of grants pursuant to the Plan, except as provided in Section 10 hereof.

3.                                       Administration of the Plan.  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, or by any other committee selected by such Board of Directors by majority vote, which Compensation Committee or other committee shall be composed solely of no fewer than two (2) members of such Board of Directors who are “outside directors” as defined in Section 162(m) of the Code and the Regulations thereunder (the “Committee”).  No person shall be appointed to the Committee who, during the one-year period immediately preceding such person’s appointment to the Committee, has received any grants of Stock Options under the Plan or any similar stock option or stock incentive plan, other than a formula-based plan, maintained by the Company or any subsidiary corporation.  A member of the Committee shall not be eligible to participate in this Plan while serving on the Committee.

A majority of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.

Subject to the terms and conditions of the Plan, the Committee shall be authorized and empowered:

(a)                                  To select the key employees to whom grants may be made;

(b)                                 To determine the number of Common Shares to be covered by any Grant;

(c)                                  To prescribe the terms and conditions of any grants made under the Plan, and the form(s) and agreement(s) used in connection with such grants, which shall include agreements governing the granting of Stock Options;

(d)                                 To determine the time or times when Stock Options will be granted and when they will terminate in whole or in part;

(e)                                  To determine the time or times when Stock Options that are granted may be exercised;

(f)                                    To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code; and

(g)                                 To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code.

4.                                       Employees Eligible for Grants.  Grants may be made from time to time to those key employees of the Company or a subsidiary corporation, who are designated by the Committee in its sole and exclusive discretion.  Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee), and officers, of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to key employees while actually employed by the Company or a subsidiary corporation.  The Committee may grant more than one Stock Option to the same key employee.  No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence.

5.                                       Shares Subject to the Plan.  The shares to be issued pursuant to any Stock Option granted under the Plan shall be Common Shares.  Either Common Shares held as treasury stock, or authorized and unissued Common Shares, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Board of Directors shall from time to time determine.

Subject to the provisions of the next succeeding paragraph of this Section 6 and the provisions of Section 7(h), the aggregate number of Common Shares that can be actually issued under the Plan shall be seven million (7,000,000) Common Shares.  The number of shares with respect to which options may be granted to any key employee in any calendar year may not exceed 2,000,000 shares.

If, at any time subsequent to the date of adoption of the Plan by the Board of Directors, the number of Common Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise):  (i) there shall automatically be substituted for each Common Share subject to an unexercised Stock Option (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged; and (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option shall remain the same as immediately prior to such event.  In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of Common Shares to make other adjustments to the securities subject to a Stock Option, the provisions of the Plan, and to any related Stock Option agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any grants hereunder.

6.                                       Stock Option Provisions.

(a)                                  General.  The Committee may grant to key employees (also referred to as “optionees”) nontransferable Stock Options that either qualify as Incentive Stock Options under Section 422 of the Code or do not so qualify.  However, any Stock Option which is an Incentive Stock Option shall only be granted within 10 years from the earlier of (i) the date this Plan is adopted by the Board of Directors of the Company; or (ii) the date this Plan is approved by the stockholders of the Company.

(b)                                 Stock Option Price.  The option price per Common Share which may be purchased under an Incentive Stock Option under the Plan shall be determined by the Committee at the time of Grant, but shall not be less than one hundred percent (100%) of the fair market value of a Common Share, determined as of the date such Option is granted; however, if a key employee to whom an Incentive Stock Option is granted, at the time of the grant of such Option, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation within the meaning of Section 422(b)(6) of the Code (a “Substantial Shareholder”), the option price per Common Share of such Option, as determined by the Committee, shall not be less than one hundred ten percent (110%) of the fair market value of a Common Share on the date such Option is granted.  The option price per Common Share under each Stock Option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of Grant.  Except as specifically provided above, the fair market value of a Common Share shall be determined in accordance with procedures to be established by the Committee.  The day on which the Committee approves the granting of a Stock Option shall be considered the date on which such Option is granted.

(c)                                  Period of Stock Option.  The Committee shall determine when each Stock Option is to expire.  However, no Stock Option shall be exercisable by its terms for a period of more than ten (10) years from the date upon which such Option is granted.  Further, no Incentive Stock Option granted to an employee who is a Substantial Shareholder at the time of the grant of such Option shall be exercisable by its terms after the expiration of (5) years from the date of grant of such Option.

(d)                                 Limitation on Exercise and Transfer of Stock Options.  Only the key employee to whom a Stock Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee’s death.  No Stock Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution.  No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

(e)                                  Employment, Holding Period Requirements For Certain Options.  The Committee may condition any Stock Option granted hereunder upon the continued employment of the optionee by the Company or by a subsidiary corporation, and may make any such Stock Option immediately exercisable.  However, the Committee will require that, from and after the date of grant of any Incentive Stock Option granted hereunder until the day three (3) months prior to the date such Option is exercised, such optionee must be an employee of the Company or of a subsidiary corporation, but always subject to the right of the Company or any such subsidiary corporation to terminate such optionee’s employment during such period.  Each Stock Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee.  Upon completion of such requirements, if any, a Stock Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period; however, such exercise right(s) shall be limited to whole shares.

(f)                                    Payment for Stock Option Price.  A Stock Option shall be exercised by an optionee giving written notice to the Company of his intention to exercise the same, accompanied by full payment of the purchase price in cash or by check.  The Committee may, in its sole discretion, approve other methods of exercise for a Stock Option or payment of the option price, provided that no such method shall cause any option granted under the Plan as an Incentive Stock Option to not qualify under Section 422 of the Code, or cause any Common Share issued in connection with the exercise of an option not to be a fully paid and non-assessable Common Share.

(g)                                 Certain Reissuances of Stock Options.  To the extent Common Shares are surrendered by an optionee in connection with the exercise of a Stock Option in accordance with Section 7(f), the Committee may in its sole discretion grant new Stock Options to such optionee (to the extent Common Shares remain available for grants), subject to the following terms and conditions:

(i)                                     The number of Common Shares shall be equal to the number of Common Shares being surrendered by the optionee;

(ii)                                  The option price per Common Share shall be equal to the fair market value of Common Shares, determined on the date of exercise of the Stock Options whose exercise caused such Grant; and

(iii)                               The terms and conditions of such Stock Options shall in all other respects replicate such terms and conditions of the Stock Options whose exercise caused such Grant, except to the extent such terms and conditions are determined to not be wholly consistent with the general provisions of this Section 7, or in conflict with the remaining provisions of this Plan.

(h)                                 Limitation on Exercisable Incentive Stock Options.  The aggregate fair market value of the Common Shares first becoming subject to exercise as Incentive Stock Options by a key employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other incentive stock options granted by the Company, or by a parent or subsidiary thereof.

7.                                       Termination of Employment.  If a key employee ceases to be an employee of the Company and every subsidiary corporation, for a reason other than death, retirement, or permanent and total disability, his Stock Options shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment.  Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options.

If termination of employment is due to death or permanent and total disability, then outstanding Stock Options may be exercised within the one (1) year period ending on the anniversary of such death or permanent and total disability.  In the case of death, such outstanding Stock Options shall be exercised by such key employee’s estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution.   Notwithstanding the foregoing, in no event shall any Stock Option be exercisable after the expiration of the option period, and in the case of exercises made after a key employee’s death, not to any greater extent than the key employee would have been entitled to exercise such Option at the time of his death.

Subject to the discretion of the Committee, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal or early retirement, any then-outstanding Stock Options held by such key employee shall lapse at the earlier of the end of the term of such Stock Option or three (3) months after such retirement or permanent and total disability.

  In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation.

8.                                       Change of Control.  Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options granted under this Plan shall become immediately exercisable in full.

For purposes of this Plan, a Change of Control shall be deemed to have occurred if:  (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former stockholders of the Company as the same shall have existed immediately prior to such merger or consolidation; or (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire, other than by reason of inheritance, fifty-one percent (51%) or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).  In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account.  For purposes of this Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act.

Notwithstanding the provisions of subparagraph (iv) of this Section 8, “person” is used in that subparagraph shall not include any holder who was the beneficial owner of more than ten percent (10%) of the voting securities of the Company on the date the Plan was adopted by the Board of Directors.

9.                                       Amendments to Plan.  The Committee is authorized to interpret this Plan and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable.  Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate this Plan.  In no event, however, without the approval of stockholders, shall any action of the Committee or the Board of Directors result in:

(a)                                  Materially amending, modifying or altering the eligibility requirements provided in Section 4 hereof; or

(b)                                 Materially increasing, except as provided in Section 5 and 6 hereof, the maximum number of shares subject to Stock Options;

except to conform this Plan and any agreements made hereunder to changes in the Code or governing law.

10.                                 Investment Representation, Approvals and Listing.  The Committee may, if it deems appropriate, condition its grant of any Stock Option hereunder upon receipt of the following investment representation from the optionee:

“I agree that any Common Shares of Uranium Resources, Inc., which I may acquire by virtue of this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to said Common Shares has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to Uranium Resources, Inc., an opinion of counsel satisfactory to Uranium Resources, Inc., to the effect that the sale or other proposed disposition of said Common Shares by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended.”

The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of any Stock Option granted under this Plan prior to (i) the obtaining of any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such shares to listing on any national securities exchange on which the Common Shares may be listed; (iii) the completion of any registration or other qualifications of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable; and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

11.                                 General Provisions.  The form and substance of Stock Option agreements made hereunder, whether granted at the same or different times, need not be identical.  Nothing in this Plan or in any agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations, to be entitled to any remuneration or benefits not set forth in this Plan or such Grant, or to interfere with or limit the right of the Company or any subsidiary corporation to terminate his employment at any time, with or without cause.  Nothing contained in this Plan or in any Stock Option agreement shall be construed as entitling any optionee to any rights of a stockholder as a result of the grant of a Stock Option, until such time as Common Shares are actually issued to such optionee pursuant to the exercise of such Option.  This Plan may be assumed by the successors and assigns of the Company.  The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Company in favor of any employee with respect to any loss, cost or expense which the employee may incur in connection with or arising out of any transaction in connection with this Plan.  The cash proceeds received by the Company from the issuance of Common Shares pursuant to this Plan will be used for general corporate purposes.  The expense of administering this Plan shall be borne by the Company.  The captions and section numbers appearing in this Plan are inserted only as a matter of convenience.  They do not define, limit, construe or describe the scope or intent of the provisions of this Plan.

12.                                 Termination of This Plan.  This Plan shall terminate on November 11, 2014 and thereafter no Stock Options shall be granted hereunder.  All Stock Options outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.

As adopted on November 12, 2004 by the Board of Directors and approved by the stockholders on               , 2005.

EXHIBIT C

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

URANIUM RESOURCES, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is Uranium Resources, Inc.

2. The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by amending Article 4 thereof to read in its entirety as follows:

ARTICLE 4

The total number of shares of all classes of stock which the Corporation has authority to issue is 200,000,000 shares with a par value of $0.001 per share.  The shares are designated as Common Stock, have one vote per share and have identical rights and privileges in every respect.  The holders of the stock of the Corporation shall have no preemptive rights to subscribe for any securities of the Corporation.

Effective as of      , 2005 at 5:00 p.m. Eastern Daylight Time (the “Effective Time”), each [*] (     ) shares of the Common Stock issued and outstanding or held in the treasury (if any) prior to the Effective Time (“Old Common Stock”) shall be automatically changed and reclassified, without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Old Common Stock who would otherwise be entitled to a fraction of a share shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported on the Over the Counter Bulletin Board, on the last trading day prior to Effective Time (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Corporation’s board of directors.

3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective at 5:00 p.m., local time, on [                 , 2005].

Signed this [    ] day of [        ], 2005.

URANIUM RESOURCES, INC.

By:

Name:

Title:

*                 By approving this amendment stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and seven (7) into one (1) share. The certificate of amendment filed with the Secretary of State of the State of Delaware will include only that number determined by the board of directors to be in the best interests of the Corporation and its stockholders.  The board of directors will not implement any amendment providing for a different split ratio.

C-1

URANIUM RESOURCES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

To be Held on May [    ], 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Uranium Resources, Inc. (the “Company”) hereby constitutes and appoints Paul K. Willmott, Thomas H. Ehrlich, George R. Ireland and Leland O. Erdahl, or any of them acting singly, each with the power of substitution as attorneys and proxies to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 303 East 17th Avenue, Suite 1100, Denver, Colorado 80203 on Thursday, May [    ], 2005, at 9:00 a.m., local time, and at any and all adjournments thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs the above-named Attorneys and Proxies to vote as follows:

1.                                       ELECTION OF DIRECTORS.  The following four persons have been nominated to serve on the Company’s Board of Directors: Paul K. Willmott, George R. Ireland and Leland O. Erdahl.

☐ FOR all nominees listed above	☐ WITHHOLD AUTHORITY
to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee in the space provided below.)

Withhold authority to vote for any individual nominee _______________________________________________

2.                                       APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN.  Proposal to approve the amendment of the Amended and Restated 1995 Stock Incentive Plan to increase the number of shares of Common Stock which may be issued upon the exercise of options under the Plan from 4,000,000 shares to 12,000,000 shares (on a pre reverse stock split basis):

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                       APPROVAL OF 2004 STOCK INCENTIVE PLAN.  Proposal to approve the 2004 Stock Incentive Plan pursuant to which options to purchase 7,000,000 shares of Common Stock (on a pre reverse stock split basis) may be issued upon the exercise of options under the Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.                                       APPROVAL OF REVERSE STOCK SPLIT.  Proposal to approve and adopt an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split, at a ratio to be determined by the Board of Directors within a range from one-for-2 to one-for-7, of the issued and outstanding shares of Common Stock (and treasury shares if any), depending upon a determination by the Board of Directors that such a reverse stock split is in the best interests of the Company and its stockholders, and authorizing the Board of Directors to file one such amendment.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.                                       RATIFICATION OF HEIN + ASSOCIATES, LLP.  Proposal to ratify the selection of Hein + Associates, LLP, independent accountants, as the independent auditors of the Company for the fiscal year ending December 31, 2005:

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.                                       OTHER BUSINESS.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment of adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND FOR PROPOSAL 5.

DATED:	, 2005

(Signature)

(Signature)

NOTE:  Please sign exactly as your name or names appear on this card.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such.  For a corporation or a partnership, please sign in the full corporate name by the President or other authorized officer or the full partnership name by an authorized person, as the case may be.  (Please mark, sign, date, and return this proxy in the enclosed envelope.)